Exhibit 10(d)
Execution Copy
AMENDMENT NO. 6
TO
RECEIVABLES SALE AGREEMENT
          THIS AMENDMENT NO. 6 TO RECEIVABLES SALE AGREEMENT (this “Amendment”) dated as of April 20, 2010, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Buyer”) and CONSUMERS ENERGY COMPANY (“Originator”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Sale Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Sale Agreement dated as of May 22, 2003 between Buyer and Originator (as amended prior to the date hereof, as amended hereby and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Sale Agreement”).
          B. The parties hereto have agreed to amend certain provisions of the Receivables Sale Agreement upon the terms and conditions set forth herein.
          SECTION 1. Amendments. Subject to the satisfaction of the condition precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Receivables Sale Agreement as follows:
     (a) Exhibit III to the Receivables Sale Agreement is hereby replaced in its entirety with the Exhibit III attached hereto.
          SECTION 2. Representations and Warranties. The Originator hereby represents and warrants to Buyer and its assigns that:
     (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, no Termination Event or Potential Termination Event has occurred and is continuing.
          SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which Buyer and the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.
          SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Sale Agreement to “this Receivables Sale Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Sale Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Sale Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Sale Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Sale Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer or its assigns under the Receivables Sale Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein. Buyer and its assigns hereby expressly reserve all of their rights with respect to the occurrence of other Termination Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above.
          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
[Remainder of Page Deliberately Left Blank]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	President, Chief Executive Officer, Chief Financial Officer and Treasurer

CONSUMERS ENERGY COMPANY
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President and Treasurer

Signature Page to Amendment No. 6 to RSA

Consented to by: FALCON ASSET SECURITIZATION COMPANY LLC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Patrick Menichillo
	Name:	Patrick Menichillo
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and Administrative Agent
By:	/s/ Patrick Menichillo
	Name:	Patrick Menichillo
	Title:	Vice President

Signature Page to Amendment No. 6 to RSA

EXHIBIT III
NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS; LOCK-BOXES
JP Morgan Chase Bank
717 Travis, TX2-S084
Houston, TX 77002
Contact: Nina Lacy
Phone: 713-216-2227
Collection Account: 1242263
Comerica Bank
500 Woodward Avenue, 9th Floor, MC3268
Detroit, MI 48226
Contact: Stacie McVeigh
Phone: 313-222-4515
Collection Account: 1076119914
Bank of America
540 W Madison St, Suite 1622
Chicago, IL 60661
Contact: Gabrielle Serrao
Phone: 800-699-7188 ext. 49452
Specified Accounts: 4825285820
Collection Account: 1054516142
Wachovia Bank
10401 Deerwood Park Blvd — FL0117
South Building, 3rd Floor
Jacksonville, FL 32256
Contact: Carol Grant
Phone: 800-590-7868 team 662 ext. 4
Collection Account: 2000032635920
Lock-Box Zip Code:
Lansing, MI 48937-0001
PNC Bank, National Association
620 Liberty Avenue
Pittsburgh, PA 15222
Contact: Gabe Galioto
Phone: 412-768-1819
Specified Account:4006909862

EXHIBIT III
NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS; LOCK-BOXES (continued)
Fifth Third Bank
710 Seminole Rd MD R17061
Norton Shores, MI 49441
Contact: Randy Wolffis, VP & Relationship Manager
Phone: 231-733-5006
Fax: 231-739-7430
Email: randal.wolffis@53.com; CommercialSupport@53.com
Specified Account: 7164496916